                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report                 December 27, 1996
               -----------------------------------------------------------------
                       (Date of earliest event reported)

                      POLLUTION RESEARCH AND CONTROL CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

California                          0-14266                           95-2746949
--------------------------------------------------------------------------------
(State or other                  (Commission               (IRS Employee ID No.)
jurisdiction                      file No.)
of incorporation or
organization)

                     506 Paula Avenue, Glendale, California                91201
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (818) 247-7601
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                                                 Total Pages: 5
                                                        Exhibit Index: page E-1

ITEM 4.         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On December 27, 1996, the Company dismissed the firm of Greenberg & Jackson ("G & J") as the Company's independent auditors, effective immediately. The Company then selected A. J. Robbins, PC to act as the Company's independent auditors for the fiscal year ending December 31, 1996. The foregoing actions of the Company were ratified by the Board of Directors.

The reports of G & J on the Company's financial statements for the years ended December 31, 1994 and December 31, 1995 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 1995, and during the subsequent period from January 1, 1996 through December 27, 1996, there were no "Disagreements" (as such term is defined under the Federal securities laws) with G & J on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of G & J, would have caused that firm to make reference to the subject matter of the Disagreements in connection with their report.

During the year ended December 31, 1995, and during the period from January 1, 1996 through December 23, 1996, the Company was not (i) advised by G & J that the Company did not have internal controls necessary to develop reliable financial statements; (ii) advised by G & J that it was no longer able to rely on management's representations or that it was unwilling to be associated with financial statements prepared by management; (iii) advised by G & J of a need to expand the scope of its audit; or (iv) advised by G & J that information had come to its attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused them to be unwilling to rely on management's representations or be associated with the Company's financial statements (collectively, "Reportable Events").

During the year ended December 31, 1995, and the period from January 1, 1996 to December 27, 1996, neither the Company, nor anyone on its behalf, consulted A.
J. Robbins on (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of Disagreement or a Reportable Event.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements. None

        (b)     Pro Forma Financial Information. None

        (c)     Exhibits

                16. Letter from Greenberg & Jackson, dated January 9, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              POLLUTION RESEARCH AND CONTROL CORP.
                                          (Registrant)


Date: January 9, 1997         By: /s/ ALBERT E. GOSSELIN, JR.
                                  ---------------------------------
                              Albert E. Gosselin, Jr.
                              President and Chief Executive Officer

                                 EXHIBIT INDEX


Item                                                                Page No.
----                                                                -------

 16.     Letter from Greenberg & Jackson, dated January 9, 1997.       5








                                      E-1